Exhibit 10.10

FORFEITURE AGREEMENT

This Forfeiture Agreement (this “Agreement”) is entered into as of August [_], 2021, by and between ShiftPixy Investments, Inc. (the “Transferor”) and Vital Human Capital, Inc. (the “Transferee”).

RECITALS

WHEREAS, the Transferor desires to transfer 2,075,000 shares (the “Shares”) of common stock of the Transferee back to the Transferee.

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1.	Transfer of the Shares.

The Transferor hereby transfers to the Transferee the Shares, and the Transferee hereby cancels the Shares.

2.	Representations and Warranties of the Transferor.

The Transferor represents and warrants that it has full legal capacity and authority to enter into the Agreement and to transfer the Shares to the Transferee hereunder, and is not bound by any agreement, instrument or governmental order prohibiting such transfer. The Transferor also represents that it is transferring such interests free and clear of all liens and encumbrances other than those created by the terms of the Transferee’s organizational documents or imposed by applicable federal and state securities laws.

3.	Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4.	Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5.	Governing Law.

This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6.	Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7.	Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8.	Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

ShiftPixy Investments, Inc.

By:
Name:
Title:

Transferee:

Vital Human Capital, Inc.

By:
Name: Scott W. Absher
Title: Chief Executive Officer

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